Bancorp

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-lookingstatements. When used in this and in future filings by 1st Constitution Bancorp (“1st Constitution” or the “Company”) with the Securities and Exchange Commission (“SEC”), and in the Company’s written and oral statements made with the approval of an authorized executive officer of the Company, the words or phrases “will,” “will likely result,” “could,” “anticipates,” “believes,” “continues,” “expects,” “plans,” “will continue,” “is anticipated,” “estimated,” “project” or “outlook” or similar expressions (including confirmations by an authorized executive officer of theCompany of any such expressions made by a third party with respect to the Company) are intended to identify forward-looking statements. The Company cautions readers not to place undue reliance on any such forward-looking statements, each of which speaks only as of the date made. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. These forward-looking statements are based upon our opinions and estimates as of the date they are made and are not guarantees of future performance. Although we believe that the expectations reflected in these forward-looking statements are reasonable, such forward-looking statements are subject to known and unknown risks and uncertainties that may be beyond our control, which could cause actual results, performance and achievements to differ materially from results, performance and achievements projected, expected, expressed or implied by the forward-looking statements. Factors or events that could cause actual results to differ materially from historical results or those anticipated, expressed or implied include, without limitation, those listed under “Business”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended, December 31, 2019 filed with the SEC on March 16, 2020, Quarterly Report on Form 10-Q for the period ended March 31, 2020 filed with the SEC on May 11, 2020, Quarterly Report on Form 10-Q for the period ended June 30, 2020 filed with the SEC on August 7, 2020, and in other filings made by the Company with the SEC, such as changes in the overall economy and interest rate changes; inflation, market and monetary fluctuations; the ability of our customers to repay their obligations; the accuracy of our financial statement estimates and assumptions, including the adequacy of the estimate made in connection with determining the adequacy of the allowance for loan losses; increased competition and its effect on the availability and pricing of deposits and loans; significant changes in accounting, tax or regulatory practices and requirements; changes in deposit flows, loan demand or real estate values; the enactment of legislation or regulatory changes; changes in monetary and fiscal policies of the U.S. government; changes to the method that LIBOR rates are determined and to the potential phasing out of LIBOR after 2021; changes in loan delinquency rates or in our levels of non-performing assets; our ability to declare and pay dividends; changes in the economic climate in the market areas in which we operate; the frequency and magnitude of foreclosure of our loans; changes in consumer spending and saving habits; the effects of the health and soundness of other financial institutions, including the need of the FDIC to increase the Deposit Insurance Fund assessments; technological changes; the effects of climate change and harsh weather conditions, including hurricanes andman-made disasters; the economic impact of any future terrorist threats and attacks, acts of war or threats thereof and the response of the United States to any such threats and attacks; our ability to integrate acquisitions and achieve cost savings; other risks described from time to time in our filings with the SEC; and our ability to manage the risks involved in the foregoing. Further, the foregoing factors may be exacerbated by the ultimate impact of the COVID-19 pandemic, which is unknown at this time. In addition, statements about the COVID-19 pandemic and the potential effects and impacts of the COVID-19 pandemic on the Company’s business, financial condition, liquidity and results of operations may constitute forward-looking statements and are subject to the risk that actual results may differ, possibly materially, from what is reflected in such forward-looking statements due to factors and future developments that are uncertain, unpredictable and, in many cases, beyond our control, including the scope, duration and extent of the pandemic, actions taken by governmental authorities in response to the pandemic and the direct and indirect impact of the pandemic on our employees, customers, businessand third-parties with which we conduct business. Although management has taken certain steps to mitigate any negative effect of the aforementioned factors and the COVID-19 pandemic, significant unfavorable changes could severely impact the assumptions used and have an adverse effect on profitability. Any forward-looking statements made by us or on our behalf speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement to reflect the impact of subsequent events or circumstances, except as required by law. Bancorp

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• • • • • • • • • Bancorp

Market Overview 2020 - 2025 Projected Population Growth • 3.27% 2.52% • 1.69% 1.21% 1.12% 0.70% 0.86% 1.14% • • -0.33% Bergen Mercer Middlesex Monmouth Ocean Somerset NJ Nation P ro jected P o pulatio n Gro wth Franchise Weighted 2019 Percent of 2020 - 2025 Projected Median HH Income Growth Number Deposits State of in Market Franchise (1) County Branches ($000) (%) 120,220 102,803 106,555 New Jersey 92,389 86,883 Middlesex 6 482,491 37.97 85,018 12.9% 77,441 Ocean 5 248,305 19.54 10.8% 10.7% 66,010 9.7% 8.8% 9.4% 14.3% Monmouth 8 238,165 18.74 Somerset 2 179,226 14.10 9.9% Mercer 4 93,274 7.34 Bergen 1 29,197 2.31 Weighted Average Total 26 1,270,658 100.00 Bergen Mercer Middlesex Monmouth Ocean Somerset NJ Nation State of New Jersey 1,270,658 M edian 2019 HHI Projected Change Bancorp 5

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               Bancorp 7

Bancorp 8 8

As of the ($ in thousands), except per share data 6 Months Ended As of the Year Ended 6/30/2020 12/31/2019 12/31/2018 12/31/2017 12/31/2016 Selected Balance Sheet Data: Total Assets $ 1,740,950 $ 1,586,262 $ 1,177,833 $ 1,079,274 $ 1,038,213 Total Loans 1,355,436 1,216,028 883,164 789,906 724,808 Total Investment Securities 246,101 232,402 211,794 215,725 230,604 Total Deposits 1,409,392 1,277,362 950,672 922,006 834,516 Shareholders' Equity 177,484 170,578 127,085 111,653 104,801 Per Share 17.37 16.74 14.77 13.81 13.11 Tangible Equity(3) 140,921 133,799 114,827 99,157 91,921 Per Share 13.79 13.13 13.34 12.27 11.50 Selected Income Statement Data: (1) Net Interest Income $ 26,784 $ 47,336 $ 43,432 $ 36,165 $ 33,977 Provision for Loan Losses 3,020 1,350 900 600 (300) Non-Interest Income 5,556 8,237 7,918 8,240 6,922 Non-Interest Expense 19,630 35,549 34,085 31,006 27,291 Net Income 7,111 13,634 12,048 6,928 (2) 9,285 Key Performance Measures: (1) GAAP Diluted Earnings per Share $ 0.69 $ 1.53 $ 1.40 $ 0.83 $ 1.14 Net Interest Margin (%) 3.66 4.00 4.09 3.81 3.70 Non-interest Income to Operating Revenue (%) 17.18 14.82 15.42 18.56 16.92 Efficiency Ratio (%) 60.70 63.46 65.70 68.25 65.14 ROAA (%) 0.89 1.06 1.06 0.67 0.93 ROAE (%) 8.26 9.87 10.11 6.36 9.21 Bancorp 9

($ in thousands), except per share data As of the Quarter Ended 6/30/2020 3/31/2020 6/30/2019 Linked Q ∆ YOY ∆ Selected Balance Sheet Data: Total Assets $ 1,740,950 $ 1,610,869 $ 1,304,294 8.1% 33.5% Total Loans 1,355,436 1,217,807 967,820 11.3% 40.1% Total Investment Securities 246,101 252,106 224,008 -2.4% 9.9% Total Deposits 1,409,392 1,298,032 1,021,834 8.6% 37.9% Shareholders' Equity 177,484 173,105 135,075 2.5% 31.4% Per Share 17.37 16.97 15.62 2.4% 11.2% Tangible Equity(1) 140,921 136,451 122,879 3.3% 14.7% Per Share 13.79 13.38 14.21 3.1% -3.0% Selected Income Statement Data: Net Interest Income $ 13,848 $ 12,936 $ 11,433 7.1% 21.1% Provision for Loan Losses 2,125 895 400 137.4% 431.3% Non-Interest Income 3,100 2,456 2,170 26.2% 42.9% Non-Interest Expense 9,837 9,793 8,566 0.4% 14.8% Net Income 3,690 3,421 3,370 7.9% 9.5% Key Performance Measures: (2) GAAP Diluted Earnings per Share $ 0.36 $ 0.33 $ 0.39 $ 0.03 $ (0.03) Net Interest Margin (%) 3.64 3.68 4.09 -4 bps -45 bps Non-interest Income to Operating Revenue (%) 18.29 15.96 15.82 233 bps 247 bps Efficiency Ratio (%) 58.04 63.14 62.46 -510 bps -442 bps ROAA (%) 0.89 0.89 1.10 0 bps -21 bps ROAE (%) 8.50 8.01 10.22 49 bps -172 bps Bancorp 10

YTD Total Shareholder Return • (2) 10.0 SNL U.S. Bank $1B-$5B -32.1% FCCY -44.8% • 0.0 – -10.0 -20.0 – -30.0 • -40.0 -50.0 -60.0 12/31/19 2/29/20 4/30/20 6/30/20 8/31/20 Valuation Impact 5 - Year Total Shareholder Return 120.0 SNL U.S. Bank $1B-$5B(2) 21.7% 9/4/2020 9/4/2019 9/4/2015 100.0 FCCY 16.2% Price: $ 12.00 $ 17.23 $ 10.99 Market Cap ($M): $ 122.6 $ 149.1 $ 87.1 80.0 52-week Avg. Daily Volume: 16,279 10,044 7,767 60.0 Price/LTM EPS:(3) 8.3x 10.6x 10.1x 40.0 Price/Book Value:(3) 69.1% 110.3% 94.7% Price/Tangible Book Value:(3) 87.5% 122.3% 111.0% 20.0 Dividend Yield 3.00% 1.74% 0.00% 0.0 -20.0 9/4/15 9/4/16 9/4/17 9/4/18 9/4/19 9/4/20 Bancorp 11

Total Assets ($000) Total Loans ($000) Loan Portfolio Growth ($000) $1,740,950 $1,355,436 $1,586,262 $1,216,028 $1,177,833 $883,164 $1,038,213 $1,079,274 $789,906 $724,808 2016 2017 2018 2019 6/30/2020 2016 2017 2018 2019 6/30/2020 Year Ended Year Ended Total Deposits ($000) Total Equity ($000) $1,409,392 $177,484 $1,277,362 $170,578 $922,006 $950,672 $127,085 $834,516 $104,801 $111,653 2016 2017 2018 2019 6/30/2020 2016 2017 2018 2019 6/30/2020 Year Ended Year Ended Bancorp 12

Loan Composition (%) Residential Loans to Real Estate Individuals 6% (Home Equity) 2% Commercial Business Yield on Loans (%) Noninterest-bearing Deposits / Deposits (%) 16% Commercial Real Estate Construction 44% Loans 10% 5.38% 5.55% 5.10% Mortgage 4.77% 4.96% 4.85% Warehouse Lines 22% ($ in 000s) % of Loan Composition Balance Total Commercial Real Estate 592,276 43.6% Mortgage Warehouse Lines 297,093 21.9% 2016 2017 2018 2019 3/31/2020 6/30/2020 Construction Loans 135,182 10.0% Year Ended Quarter Ended Commercial Business 216,249 15.9% Residential Real Estate 87,862 6.5% Loans to Individuals (Home Equity) 28,320 2.1% Other Loans 128 0.0% Total Gross Loans 1,357,110 Deferred Loan Fees, Net (1,674) Total Loans 1,355,436 Bancorp 13

Commerical Portfolio Growth ($M) Commercial Loan Portfolio Growth ($M) (1) $135.2 $297.1 $148.9 $236.7 $135.2 $149.4 $154.2 $148.9 $592.3 $189.4 $136.4 $567.7 $216.3 $149.4 $96.0 $136.4 $388.4 $96.0 $706.9 $808.5 $308.9 $509.0 $242.4 $342.0 $401.8 $216.2 $99.7 $92.9 $120.6 $139.3 2016 2017 2018 2019 6/30/2020 2016 2017 2018 2019 6/30/2020 Year Ended Year Ended CRE + Comm. Bus. Construction Mortgage Warehouse Lines Comm. Bus. CRE Construction Mortgage Warehouse Loans / Total Loans ($M) 1,355.4 1,216.0 1,217.8 1,025.0 967.8 899.9 881.5 883.2 874.3 762.6 772.0 789.9 776.7 759.8 747.7 724.8 676.4 297.1 264.3 254.2 252.7 204.2 236.7 224.8 216.3 204.4 200.4 193.5 189.4 182.8 128.2 154.2 142.7 162.7 2016Q2 2016Q3 2016Q4 2017Q1 2017Q22016Q22017Q32016Q32017Q42016Q4 2018Q12017Q1 2018Q22017Q2 2018Q32017Q3 2018Q42017Q4 2019Q12018Q1 2019Q22018Q2 2019Q3 2019Q4 2020Q1 2020Q2 Total Loans Mortgage Warehouse Loans Bancorp 14

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• • Borrower Industry Composition Breakdown of Other Industries Religious, Civic & Education & Schools 2.2% Restaurants & Liquor Stores, Social Organizations Food Markets Food Services 2.6% Professional Services 1.9% 4.3% & Pharmacies 2.3% Medical Professionals & Services 1.6% Hotels 5.1% Manufacturing 1.4% Mortgage Lessors of Warehouse Wholesalers 1.4% Residential 22.1% Properties Contractors & Construction Related Businesses 1.1% 7.1% Lessors of Recreation & Entertainment 1.0% Private Commercial Households Real Estate Real Estate Brokers & Property Managers 0.8% 8.6% 19.2% Equipment Leasing 0.7% Construction 10.0% Other 6.6% Other 0.0% 2.0% 4.0% 6.0% 8.0% 18.7% Bancorp 16

• • Composition by Property Type Residential1-4 Residential Family Mixed Use 1-4 Family Restaurants 2.8% 1.9% & Bars 3.1% Medical Offices Auto Services 1.2% and Sales 4.0% Commercial Mixed Use Multi-family 28.5% Mixed Use 4.1% Retail Industrial 13.8% 7.8% Office 11.4% Other Warehouse 11.6% 9.8% Bancorp 17

• Construction Loans by Purpose ($M) • Schools Residential- Other $3.3 $4.1 • Owner Restaurant $4.3 $1.8 (1) Hotels • $5.5 Multi-Family Retail $46.4 • $20.2 • Condominiums $18.4 Residential 1-4 Family for Sale $31.2 • Bancorp 18

SNC Loans by Industry ($M) Packaging Manufacturer $3.0 • Basic Inorganic Chemical Manufacturing $3.0 Communications Services $3.0 • Limited Service Restaurants $3.0 Kidney Dialysis Centers • $3.0 Passenger Car Rental $3.0 (1) • R&D Life Sciences/ Medical Labs $3.0 Food Service Contractors $3.0 • Information Technolgy Services $3.0 Cable & Other Subscription Programs $2.9 • Healthcare- Hospital $2.9 Credit Reporting Service $2.9 • Software/ Programming $2.8 Food & Uniform Services $2.8 • Entertainment- Movie Theatres $2.8 Paint & Coatings Manufacturer $2.6 • Apparel Design $1.8 Amusement and Theme Park $0.8 $0.0 $1.0 $2.0 $3.0 $4.0 Bancorp 19

Total Loan % of Number Amount Loan Type of Deferral of Loans ($M) Deferrals No longer on deferral and made first post-deferral payment 107 $115.2 78% No longer on deferral and have not yet made the first payment 4 $4.9 3% Still on first deferral-payment due in September 36 $20.5 14% On second 90 day deferral 12 $6.9 5% Total 159 $147.5 100% • • Bancorp 20

Loan Deferrals by Industry / Purpose ($M) Loan Deferrals by Industry / Purpose ($M) (1) As of June 30, 2020 As ofAs Augustof August 31, 31,2020 2020 • Hotels $44.1 Hotels $7.7 Commercial Mixed Use $33.0 Commercial Mixed Use $7.5 • Restaurant $27.2 Restaurant $3.2 Residential 1-4 Family $13.2 Residential 1-4 Family $3.7 Multi-family $11.8 Multi-family $2.5 – Retail $7.4 Retail $0.7 Warehouse $3.5 Warehouse $0.5 – C&I Term Secured $3.3 C&I Term Secured $0.5 Recreation & Recreation & $2.0 $0.7 Entertainment Entertainment • Office $2.0 Office $0.4 $0.0 $20.0 $40.0 $60.0 $0.0 $20.0 $40.0 $60.0 Total: $147.5 Million Total: $27.4 Million Bancorp 21

"At-Risk" Sectors Hotel Industry Restaurant / Food Services Industry Loan Balance(1): $67.9 million Loan Balance(1): $47.8 million % of Total Loans(1): 5.3% % of Total Loans(1): 3.7% Deferrals as of June 30, 2020: $44.1 million Deferrals as of June 30, 2020: $27.2 million Deferrals as of August 31, 2020: $7.7 million Deferrals as of August 31, 2020: $3.2 million SBA Paying P&I: $1.7 million SBA Paying P&I: $4.4 million PPP Loans: $662 thousand PPP Loans: $10.7 million Weighted Average Loan-to-Value: 55% Weighted Average Loan-to-Value(2): 67% • • • • • • • • • • • • Bancorp 22

Composition of Non-Accrual Loans ($M) • Construction - Retail Development $7.5 • • Commercial Mortgage - Restaurant $1.8 • Commercial Mortgage - Hotel $1.3(1) • Commercial Mortgages - Other (5 Loans) $1.1 • Residential Mortgages (4 Loans) $0.8 • Commercial Business (4 Loans) $0.5 Home Equity Loans (6 Loans) $0.5 • • $0.0 $2.0 $4.0 $6.0 $8.0 Total: $13.5 Million Bancorp 23

Carrying Unrealized Fair Fair Value: Available for Sale (%) ($000) Value Gain / (Loss) Value Securities Available for Sale Bank Trust GSE MBS $ 17,498 $ 670 $ 18,168 Preferred Other GSE MBS Corporate Debt 29,047 282 29,329 0.9% 16.5% 12.0% Municipals 30,591 1,032 31,623 Treasuries & GSE Residential CMOs 41,888 483 42,371 GSEs Corporate Treasuries & GSEs 3,769 (16) 3,753 2.5% Debt 19.3% Bank Trust Preferred 1,493 (166) 1,327 GSE Other 25,443 (353) 25,090 Residential CMOs Subtotal $ 149,729 $ 1,932 $ 151,661 27.9% Municipals 20.9% Carrying Unrealized Fair Fair Value: Held to Maturity (%) ($000) Value Gain / (Loss) Value GSE Other Bank Trust Securities Held to Maturity Residential 2.2% Preferred CMOs 0.5% Municipal $ 52,840 $ 957 $ 53,797 8.0% GSE MBS 31,921 1,406 33,327 GSE Residential CMOs 7,406 361 7,767 Other 2,102 69 2,171 Bank Trust Preferred 171 334 505 Subtotal $ 94,440 $ 3,127 $ 97,567 GSE MBS Municipal 34.2% 55.1% Bancorp 24

NPAs by Type ($M) Asset Quality $5.4 $7.1 $9.1 $5.1 $14.0 $0.5 Valuation Impact 0.77% 0.80% Commerical Portfolio Growth ($M) $2.5 0.66% $13.5 (1) 0.52% Loan Composition (%) $0.2 $0.6 0.32% $7.1 $6.6 Market Overview $5.2 $4.5 0.06% 0.05% -0.03% 0.01% 0.01% 2019 - 2024 Projected Population Growth 2016 2017 2018 2019 6/30/2020 2016 2017 2018 2019 6/30/2020 Year Ended Year Ended YTD 2019 - 2024 Projected Median HH Income Growth Nonaccrual Oreo Net Charge-offs / Average Loans (%) NPAs Excl Restructured / Assets (%) Asset Quality Nonaccrual Loans / Total Loans 1.00% 0.90% 0.72% 0.75% 0.37% 2016 2017 2018 2019 6/30/2020 Year Ended Nonaccrual Loans / Total Loans (%) Bancorp 25

Deposit Composition (%) Noninterest-bearing Deposits / Deposits (%) 28.19% 22.40% 22.51% 20.47% 21.31% Time Savings Deposits Deposits 23.4% 19.8% Interest bearing 2016 2017 2018 2019 6/30/2020 Non-Interest 28.6% Year Ended YTD Bearing 28.2% Cost of Interest Bearing Liabilities (%) 1.43% 1.17% 1.00% ($ in 000s) % of 0.71% 0.75% Deposit Composition Balance Total Interest bearing $ 402,662 28.6% Non-Interest Bearing 397,238 28.2% Time Deposits 329,613 23.4% Savings Deposits 279,879 19.8% 2016 2017 2018 2019 6/30/2020 (1) Total Deposits $ 1,409,392 Year Ended YTD Bancorp 26

Tier 1 Common Equity Leverage Ratio (%) 10.40% 10.72% 10.19% 9.70% 9.33% 11.73% 10.93% 11.23% 10.56% 9.65% 2016 2017 2018 2019 6/30/2020 2016 2017 2018 2019 6/30/2020 Year Ended Year Ended Tier 1 Ratio (%) Total Risk-Based Capital Ratio (%) 13.24% 12.84% 13.17% 12.41% 12.02% 12.39% 11.69% 11.35% 11.01% 10.54% 2016 2017 2018 2019 6/30/2020 2016 2017 2018 2019 6/30/2020 Year Ended Year Ended Bancorp 27

Net Interest Income ($000) Noninterest Expense ($000) 47,336 34,085 35,549 43,432 31,006 36,165 27,291 1,730 33,977 265 2,141 26,784 19,630 30,741 31,944 33,819 64 19,566 2016 2017 2018 2019 6/30/2020 2016 2017 2018 2019 6/30/2020 Year Ended YTD Year Ended YTD Noninterest Income ($000) Net Income ($000) 13,363 14,970 (230) 1,336 8,240 7,918 8,237 1,573 6,922 (230) 9,285 8,828 (28) 5,556 1,712 7,156 188 12,048 13,634 45 6,928 7,111 2016 2017 2018 2019 6/30/2020 2016 2017 2018 2019 6/30/2020 Year Ended YTD Year Ended YTD Bancorp 28

Return on Average Assets (%) Return on Average Equity (%) 1.06% 1.06% 10.11% 9.87% 0.93% 0.89% 9.21% 8.26% 0.67% 6.36% 2016 2017 2018 2019 6/30/2020 2016 2017 2018 2019 6/30/2020 Year Ended YTD (1) Year Ended YTD(1) Net Interest Margin (%) Efficiency Ratio (%) 4.09% 4.00% 3.81% 65.14% 68.25% 65.70% 3.70% 3.66% 63.46% 60.70% 2016 2017 2018 2019 6/30/2020 2016 2017 2018 2019 6/30/2020 (1) (1) Year Ended YTD Year Ended YTD Bancorp 29

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Bancorp

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Bancorp 33 33

Non-GAAP Reconciliation (1)

Adjusted Net Income and Tangible Equity

($000s, except per share data)	Six months ended June 30, 2020	Six months ended June 30, 2019	Twelve months ended December 31, 2019	Twelve months ended December 31, 2018	Twelve months ended December 31, 2017
Adjusted Net Income					
Net income	$ 7,111	$ 6,767	$ 13,634	$ 12,048	$ 6,928
Adjustments:					
Revaluation of deferred tax assets	-	-	-	(28)	1,712
Merger-related expenses	64	273	1,730	2,141	265
Gain from bargain purchase	-	-	-	(230)	-
Income tax effect of adjustments	(19)	(82)	(394)	(568)	(77)
Adjusted Net Income	$ 7,156	$ 6,958	$ 14,970	$ 13,363	$ 8,828
Adjusted Net Income per diluted share					
Adjusted Net Income	$ 7,156	$ 6,958	$ 14,970	$ 13,363	$ 8,828
Diluted shares outstanding	10,256,481	8,692,063	8,933,471	8,593,509	8,312,784
Adjusted Net Income per diluted share	$0.70	$0.80	$1.68	$1.56	$1.06
Adjusted return on average total assets					
Adjusted Net Income	$ 7,156	$ 6,958	$ 14,970	$ 13,363	$ 8,828
Average assets	1,609,991	1,198,211	1,283,302	1,137,768	1,031,796
Adjusted return on average assets	0.89%	1.17%	1.17%	1.17%	0.86%
Adjusted return on average shareholders' equity					
Adjusted Net Income	$ 7,156	$ 6,958	$ 14,970	$ 13,363	$ 8,828
Average equity	173,217	130,099	138,101	119,212	108,925
Return on average equity	8.31%	10.79%	10.84%	11.21%	8.10%

($000s)	As of the Quarter Ended 6/30/2020	As of the Quarter Ended 3/31/2020	As of the Quarter Ended 6/30/2019	As of the Year Ended 2019	As of the Year Ended 2018	As of the Year Ended 2017	As of the Year Ended 2016
Tangible Equity							
Shareholders' Equity	$177,484	$173,105	$135,075	$170,578	$127,085	$111,653	$104,801
Goodwill and Intangible Assets	(36,563)	(36,654)	(12,196)	(36,779)	(12,258)	(12,496)	(12,880)
Tangible Equity	$140,921	$136,451	$122,879	$133,799	$114,827	$99,157	$91,921

(1) The Company uses the non-GAAP financial measures, adjusted net income, adjusted net income per diluted share, adjusted return on average total assets, adjusted return on average shareholders' equity and tangible equity, because the Company believes that it is helpful to readers in understanding the Company's financial performance and the effect on its financial statements of the revaluation of the deferred tax asset in 2018, the merger-related expenses incurred in 2020, 2019, 2018 and 2017 and the gain from the bargain purchase recorded in connection with the NJCB merger in 2018. These non-GAAP measures improve the comparability of the current period results with the results of the prior periods. The Company cautions that the non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company's GAAP financial results.



1ST Constitution Bancorp

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